Financial Adviser:

After the returns table below, you should see either a blank box or a button that says "View Presentation." Simply click on the box or "View Presentation" button and the content should open. If you experience any difficulty in opening the content, please let us know and we will get you set up correctly.

If you do not see the box, scroll down to the bottom where there is an active link, or you can manually copy the link and paste it into your web browser. If you need assistance, please don't hesitate to contact us.

Gateway Fund
Average Annual Total Returns
As of September 30, 2007

One Year 10.54%
Five Years 10.22%
Ten Years 6.65%
From January 1, 1988 9.14%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

To view the Portable Document Format file (PDF), download a free Acrobat Reader from the Adobe site here.

This is an advertisement. To unsubscribe from future e-mails, either simply press the "Reply" button and type in "Opt Out" or e-mail jmarko@gia.com that you do not wish to receive further e-mails.

If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	OCTOBER 4, 2007
SUBJECT:	GATEWAY FUND CALMS A CHOPPY EQUITY MARKET IN THIRD QUARTER

•	THE GATEWAY FUND EARNS 1.55% IN SEPTEMBER, CONTRIBUTING TO SOLID THIRD QUARTER PERFORMANCE OF 2.12%

•	THE S&P 500 INDEX RECOVERY EXTENDS INTO SEPTEMBER, POSTING A GAIN OF 3.74% FOR THE MONTH AND 2.03% FOR THE THIRD QUARTER

•	THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX RETURNS 0.69% IN SEPTEMBER AND 2.87% FOR THE QUARTER AS BOND INVESTORS RESPOND TO FEDERAL RESERVE BOARD INTEREST RATE CUT OF 0.50%

•	VISIT THE GATEWAY FUND WEBSITE AT www.gatewayfund.com

	MONTH OF SEPTEMBER	THIRD QUARTER 2007	YEAR-TO-DATE AS OF SEPTEMBER 30, 2007
GATEWAY FUND	1.55%	2.12%	7.92%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.69%	2.87%	4.36%
S&P 500 Index	3.74%	2.03%	9.13%

MONTH OF SEPTEMBER 2007

In anticipation of a confidence-restoring interest rate cut by the Federal Reserve Board (the “Fed”), investors returned to both equity and bond markets with enthusiasm. The Fed did not disappoint, delivering an aggressive 0.50% federal funds rate cut on September 18. This aggressive move suggested that policy concerns may extend beyond the higher-risk spectrum of fixed income markets. Although equity market volatility receded following the interest rate cut, it nevertheless remained above average for most of the month. The Gateway Fund continued to benefit from available option premium cash flow and a recovering market environment, delivering a total return of 1.55% for the month of September.

•
Following a supportive action from the Fed, investors returned to the buy side in greater numbers. The S&P 500 Index increased by a robust 3.74% in September as global blue chip technology and energy stocks primarily led the way.

•
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 0.69% for the month, as the Fed met bond investors’ most aggressive expectations by cutting the federal funds rate from 5.25% to 4.75% on September 18.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND CALMS A CHOPPY EQUITY MARKET IN THIRD QUARTER
DATE:	OCTOBER 4, 2007
PAGE:	TWO

•
As of September 30, 2007, the Fund’s diversified portfolio was fully hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money.

THIRD QUARTER 2007

Prominent failures of some high-profile hedge fund operators and mortgage lending firms, along with a lack of liquidity in the sub-prime mortgage markets, unnerved investors in July. However, sharp declines in the prices of both equity and fixed income investments were stalled when central banks worldwide moved aggressively in an attempt to restore liquidity. Substantial injections of liquidity along with the Fed’s interest rate cut in September restored calm to the markets by quarter-end. Nevertheless, persistent equity market anxiety and the resulting higher level of volatility helped the Gateway Fund to mitigate the declines in the first half of the quarter and to participate in the recovery that followed toward the latter half of the quarter. For the third quarter, the Fund delivered a total return of 2.12%, slightly ahead of the whipsawed S&P 500 Index.

•
Early in the quarter, equity markets fell sharply in response to anxiety about liquidity and increased risk to further economic growth. Fears of illiquidity were somewhat allayed by intervention on the part of central bank authorities. The S&P 500 Index advanced 2.03% for the third quarter.

•
Investors in fixed income securities continued to favor the safety in U. S. Treasury and other high-quality issues. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 2.87% for the third quarter.

•
On September 26, 2007, the Gateway Fund paid an ordinary income dividend of $0.13 per share to shareholders of record as of September 25, 2007. This dividend is attributable primarily to net investment income earned on the stocks in the Fund’s diversified equity portfolio.

YEAR-TO-DATE AS OF SEPTEMBER 30, 2007

The continuously deteriorating conditions in the housing and mortgage markets dominated investor attitudes throughout the first three quarters of 2007. Yet, until very recently, good news on the employment front, shrinking federal deficits and strong consumer spending served to maintain a positive overall direction in the equity markets, but with increasing investor anxiety. Higher rates of volatility have translated into higher available option premiums that, combined with dividend cash flow, have allowed the Fund to deliver a total return of 7.92% for the first nine months of 2007.

•
The S&P 500 Index, while exhibiting increased volatility, has responded to the positive factors listed above as well as continued corporate earnings growth. This popular equity market bellwether delivered a total return of 9.13% for the year-to-date period ended September 30, 2007.

•
The short end of the high-quality fixed income markets has been less impacted by the failures and lack of liquidity that has plagued the broader parts of the bond markets. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 4.36% for the year-to-date period ended September 30, 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND CALMS A CHOPPY EQUITY MARKET IN THIRD QUARTER
DATE:	OCTOBER 4, 2007
PAGE:	THREE

GOING FORWARD

While infusions of liquidity and interest rate cuts by central banks have served to calm investors’ anxiety, the real problems have not gone away. High energy prices and falling housing prices nationwide may ultimately affect both consumer spending and employment. A robust international market may help to offset this. Whether equity markets can continue to deliver above-average returns, or fixed income markets can consolidate after significant setbacks in higher-risk segments, the heightened uncertainty is spawning greater volatility suggesting the increased need for risk management offered by the hedging markets. The Gateway Fund will continue striving to take advantage of option premium cash flow in an attempt to deliver relatively consistent returns to investors while maintaining a comparatively low risk profile that helps investors persevere in the face of the increasing equity market volatility.

RISK/RETURN COMPARISON January 1, 1988 — September 30, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
Return *	9.14%	6.98%	12.15%
Risk **	5.84%	3.24%	13.55%

*	average annual total return
**	annualized standard deviation of monthly total returns

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2007
	Gateway Fund	Lehman Bros. U. S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	10.54%	5.43%	16.44%
Three Years	8.86%	3.48%	13.16%
Five Years	10.22%	3.82%	15.46%
Ten Years	6.65%	5.68%	6.57%
Since 1/1/88	9.14%	6.98%	12.15%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND CALMS A CHOPPY EQUITY MARKET IN THIRD QUARTER
DATE:	OCTOBER 4, 2007
PAGE:	FOUR

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441